UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 25, 2005

M.D.C. Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8951	84-0622967

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

3600 South Yosemite Street, Suite 900, Denver, Colorado 80237

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (303) 773-1100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01. EXHIBITS
SIGNATURES
INDEX TO EXHIBITS
Lease Agreement (Larry A. Mizel)
Lease Agreement (David D. Mandarich)

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On February 24, 2005, effective as of January 1, 2005, Larry A. Mizel, Chief Executive Officer, and David D. Mandarich, President and Chief Operating Officer, each entered into a Lease Agreement with M.D.C. Holdings, Inc. (the “Company”) and M.D.C. Land Corporation for personal use of Company aircraft when the aircraft are not required for Company business. The Lease Agreements require payment of the Incremental Expenses, as defined in the Lease Agreements, incurred for each flight. Copies of the Lease Agreements are filed with this Form 8-K.

ITEM 9.01. EXHIBITS

      (c). Exhibits

Exhibit Number	Description
Exhibit 99.1	Lease Agreement (Larry A. Mizel)
Exhibit 99.2	Lease Agreement (David D. Mandarich)

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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

M.D.C. HOLDINGS, INC.
Dated: February 25, 2005	By:	/s/ Joseph H. Fretz
Joseph H. Fretz
Secretary and Corporate Counsel

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INDEX TO EXHIBITS

Exhibit Number	Description
Exhibit 99.1	Lease Agreement (Larry A. Mizel)
Exhibit 99.2	Lease Agreement (David D. Mandarich)

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